Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Loncar Cancer Immunotherapy ETF (CNCR)
(the “Fund”)

June 15, 2018

Supplement to the
Summary Prospectus and Prospectus
dated December 31, 2017

Effective with the next rebalance of the Fund’s underlying index on June 19, 2018, the index’s methodology will be amended to reduce the number of holdings in the index to 25 companies. As a result, effective June 19, 2018, the penultimate paragraph of the section entitled “Principal Investment Strategies—Loncar Cancer Immunotherapy Index” on page 3 of the Prospectus and page 2 of the Summary Prospectus will be revised to read as follows:
From the remaining companies, the Index Provider then selects (i) five of the largest pharmaceutical Immunotherapy Companies, including the leading pharmaceutical company in each of the three most established and recognized categories of immunotherapy techniques (cell-based therapies, checkpoint inhibitors, and targeted antibodies), plus the two other largest pharmaceutical Immunotherapy Companies, and (ii) the twenty largest biotechnology Immunotherapy Companies based on their market capitalization.
Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.